EXHIBIT 99.2


                            DEPOSIT ESCROW AGREEMENT

                  THIS DEPOSIT ESCROW AGREEMENT is made this 3rd day of December, 2002, by and among Integrated Health Services, Inc., a Delaware corporation ("SELLER"), THI Holdings, LLC, a Delaware limited liability company ("PURCHASER"), and WILMINGTON TRUST COMPANY, as "DEPOSIT ESCROW AGENT."

         WHEREAS, the Purchaser and the Seller have executed a stock purchase agreement dated as of the date hereof (the "STOCK PURCHASE AGREEMENT") providing for the purchase by Purchaser of the capital stock of each of IHS Long Term Care, Inc. and IHS Therapy Care, Inc. and, in connection therewith, Purchaser is required to deliver for the benefit of the Seller a deposit simultaneously with the execution of the Stock Purchase Agreement; and

         WHEREAS, pursuant to Section 2.2(b) of the Stock Purchase Agreement, Purchaser has delivered a deposit to the Deposit Escrow Agent in the amount of $12,000,000 (the "PURCHASER DEPOSIT") in satisfaction of such requirement; and

         WHEREAS, the Deposit Escrow Agent shall deliver the Purchaser Deposit as specified herein.

         NOW, THEREFORE, in consideration of the premises, and further consideration of the covenants set forth hereafter, it is hereby agreed mutually as follows:

         I.       DESIGNATION AS DEPOSIT ESCROW AGENT.
                  ------------------------------------

                  Subject to the terms and conditions hereof, Purchaser and Seller hereby appoint Wilmington Trust Company as Deposit Escrow Agent and Wilmington Trust Company hereby accepts such appointment.

         II.      RECEIPT OF PURCHASER DEPOSIT.
                  -----------------------------

                  (a) By its signature below, Deposit Escrow Agent acknowledges receipt of funds from the Purchaser in the amount of the Purchaser Deposit totaling $12,000,000.

                  (b) Deposit Escrow Agent will hold all right, title and interest in and to the Purchaser Deposit in accordance with the terms and conditions set forth in this Deposit Escrow Agreement and shall not disburse the Purchaser Deposit except as provided herein.

         III.     INVESTMENT OF PURCHASER DEPOSIT.
                  --------------------------------

                  (a) Purchaser and Seller shall indicate the investments in which the Purchaser Deposit is to be invested. In the absence of such written instructions, Deposit Escrow Agent shall initially maintain the Purchaser Deposit in a non-interest bearing account. Any other investment of the Purchaser Deposit shall be upon written instructions of the Purchaser and the Seller; provided, however, that upon the written instructions of the Purchaser alone (with a copy



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of such instructions delivered to the Seller), the Purchaser Deposit shall be invested in U.S. Government Portfolio class shares of Wilmington Trust Company family of mutual funds until the disbursement of the Purchaser Deposit, which instructions shall be delivered to the Deposit Escrow Agent no later than 30 days after the date hereof. If the Purchaser Deposit is invested in a mutual fund, the parties acknowledge that shares in mutual funds are not obligations of Wilmington Trust Company or Wilmington Trust Corporation, are not deposits and are not insured by the Federal Deposit Insurance Corporation. The Deposit Escrow Agent or its affiliate may be compensated by the mutual fund for services rendered in its capacity as investment advisor, or other service provider, and such compensation is both described in detail in the prospectus for the fund, and is in addition to compensation, if any, paid to Wilmington Trust Company in its capacity as the Deposit Escrow Agent hereunder.

                  (b) All earnings received from the investment of the Purchaser Deposit shall be credited to, and shall become part of, the Purchaser Deposit (and any losses on such investments shall be debited to the Purchaser Deposit).

                  (c) For tax purposes, all interest and other income earned on the Purchaser Deposit shall be the income of the party receiving the Purchaser Deposit. The parties hereto shall file tax returns and information returns consistent with such treatment.

         IV.      RELEASE OF ESCROW FUNDS.
                  ------------------------

                  (a) The Deposit Escrow Agent shall deliver the Purchaser Deposit (including, without limitation, any interest or other earnings thereon), solely as follows: (i) to the Seller upon the Closing (as defined in the Stock Purchase Agreement) if the Seller and the Purchaser have both executed a written request to Deposit Escrow Agent no later than the business day prior to the Closing requesting the release of the Purchaser Deposit to the Seller at the Closing, provided that Deposit Escrow Agent shall release the Purchaser Deposit pursuant to this clause (i) only if Deposit Escrow Agent has received written instructions from both the Seller and the Purchaser on the day of Closing that the Closing is occurring; (ii) to the Seller upon the 10th business day following the receipt by Deposit Escrow Agent of a written request from the Seller requesting the release of the Purchaser Deposit accompanied by a statement either that the Seller has terminated the Stock Purchase Agreement either as a result of a material breach of the Stock Purchase Agreement by the Purchaser or as a result of a failure of any of the conditions set forth in Sections 7.1, 7.2, 7.3, 7.7 or 7.10 of the Stock Purchase Agreement, specifying in reasonable detail the basis for such request (which request shall be delivered to the Purchaser at the same time it is delivered to Deposit Escrow Agent and Deposit Escrow Agent shall confirm delivery of such request to the Purchaser); (iii) to the Purchaser upon the 10th business day following the receipt by Deposit Escrow Agent of a written request from the Purchaser requesting the release of the Purchaser Deposit accompanied by a statement that the Stock Purchase Agreement has been terminated for any reason except if the provisions described in clause (ii) apply, specifying in reasonable detail the basis for such request (which request shall be delivered to the Seller at the same time it is delivered to Deposit Escrow Agent and Deposit Escrow Agent shall confirm delivery of such request to the Seller); and (iv) to the Purchaser upon the 10th business day following the receipt by Deposit Escrow Agent of a written request from the Purchaser requesting the release of the Purchaser Deposit accompanied by a statement that the Seller's Bid Procedures Order (the "BID PROCEDURES ORDER"), which Bid Procedures Order shall include an

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approval and authorization by the United States Bankruptcy Court for the
District of Delaware (the "BANKRUPTCY COURT") of the Seller's execution and delivery of this Deposit Escrow Agreement, has not been entered on the docket by the Bankruptcy Court within 45 days of the execution of the Stock Purchase Agreement (which request shall be delivered to the Seller at the same time it is delivered to Deposit Escrow Agent and Deposit Escrow Agent shall confirm delivery of such request to the Seller).

                  (b) Notwithstanding the foregoing, if at any time Deposit Escrow Agent shall receive joint written instructions executed by the Seller and the Purchaser, other than pursuant to Section IV(a)(i) above ("JOINT WRITTEN INSTRUCTIONS"), to release all or a portion of the Purchaser Deposit, then within five (5) business days after receipt of such Joint Written Instructions, Deposit Escrow Agent shall release the Purchaser Deposit in accordance with such Joint Written Instructions.

                  (c) Deposit Escrow Agent shall deliver the Purchaser Deposit as set forth above unless it shall have received a notice of objection from either of the parties by the end of such 10 business day period. If Deposit Escrow Agent shall have received a notice of objection, it shall deliver the Purchaser Deposit (i) upon joint written instructions of the Purchaser and Seller, or (ii) to the Bankruptcy Court.

                  (d) Notwithstanding anything contained herein to the contrary, in the event release instructions are given, whether in writing, by telecopier or otherwise, Deposit Escrow Agent is authorized (but not required) to seek confirmation of such instructions by telephone call-back, and the Deposit Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons designated in the instructions. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Deposit Escrow Agent. The parties to this Deposit Escrow Agreement acknowledge that such security procedure is commercially reasonable.

         V.       AUTHORITY OF DEPOSIT ESCROW AGENT AND LIMITATION OF LIABILITY.
                  --------------------------------------------------------------

                  (a) In acting hereunder, Deposit Escrow Agent shall have only such duties as are specified herein and no implied duties shall be read into this Deposit Escrow Agreement. Deposit Escrow Agent shall not be liable for any act done, or omitted to be done, by it in the absence of its gross negligence or willful misconduct.

                  (b) Deposit Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized so to do.

                  (c) Deposit Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

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                  (d) Deposit Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in Deposit Escrow Agent's sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

                  (e) Seller shall pay to Deposit Escrow Agent compensation for its services hereunder to be determined from time to time by the application of the current rates then charged by Deposit Escrow Agent for accounts of similar size and character, with a minimum rate of $3,500 per annum. In the event Deposit Escrow Agent renders any extraordinary services in connection with the Purchaser Deposit at the request of the parties, Deposit Escrow Agent shall be entitled to additional compensation therefor. The terms of this paragraph shall survive termination of this Deposit Escrow Agreement.

                  (f) Purchaser and Seller hereby agree, jointly and severally, to indemnify Deposit Escrow Agent and hold it harmless from any and against all liabilities, losses, actions, suits or proceedings at law or in equity, and any other expenses, fees or charges of any character or nature, including, without limitation, attorney's fees and expenses, which Deposit Escrow Agent may incur or with which it may be threatened by reason of its acting as Deposit Escrow Agent under this Deposit Escrow Agreement or arising out of the existence of the Purchaser Deposit, except to the extent the same shall be caused by Deposit Escrow Agent's gross negligence or willful misconduct. The terms of this paragraph shall survive termination of this Deposit Escrow Agreement.

                  (g) In the event Deposit Escrow Agent receives conflicting instructions hereunder, Deposit Escrow Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of Deposit Escrow Agent.

                  (h) Deposit Escrow Agent may resign as Deposit Escrow Agent, and, upon its resignation, shall thereupon be discharged from any and all further duties and obligations under this Deposit Escrow Agreement by giving notice in writing of such resignation to Purchaser and Seller, which notice shall specify a date upon which such resignation shall take effect. Upon the resignation of Deposit Escrow Agent, Purchaser and Seller shall, within sixty
(60) business days after receiving the foregoing notice from Deposit Escrow Agent, designate a substitute escrow agent (the "SUBSTITUTE DEPOSIT ESCROW AGENT"), which Substitute Deposit Escrow Agent shall, upon its designation and notice of such designation to Deposit Escrow Agent, succeed to all of the rights, duties and obligations of Deposit Escrow Agent hereunder, unless otherwise agreed in writing by the Seller, the Purchaser and the Substitute Deposit Escrow Agent.

         VI.      NOTICES.
                  --------

                  Except as otherwise provided herein, any notice, instruction or instrument to be delivered hereunder shall be in writing and shall be effective upon receipt at the addresses set forth on the signature page hereof or at such other address specified in writing by the addressee to each other party hereto, or if to the Deposit Escrow Agent, upon receipt via facsimile or telecopier transmission, at the number set forth on the signature page hereof, or at such other number specified by Deposit Escrow Agent to each other party hereto.

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         VII.     AMENDMENT.
                  ----------

                  This Deposit Escrow Agreement may not be amended, modified, supplemented or otherwise altered except by an instrument in writing signed by the parties hereto.

         VIII.    TERMINATION.
                  ------------

                  This Deposit Escrow Agreement will terminate upon the disbursement of all funds in the Purchaser Deposit, as provided above, by the Deposit Escrow Agent.

         IX.      GOVERNING LAW.
                  --------------

                  This Deposit Escrow Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

                  In addition, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the Bankruptcy Court in any legal action or proceeding arising out of this Deposit Escrow Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto, except in such court). Each party hereto hereby irrevocably waives any objection which such party may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Deposit Escrow Agreement brought in the Bankruptcy Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof.

         X.       COUNTERPARTS.
                  -------------

                  This Deposit Escrow Agreement may be executed in any number of counterparts (including by means of facsimile transmission), each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

         XI.      ENTIRE AGREEMENT.
                  -----------------

                  This Agreement, and with respect to the Seller and the Purchaser, the Stock Purchase Agreement, embody the entire agreement and understanding of the parties concerning the Purchaser Deposit, and, in the event of any inconsistency between this Agreement and the Stock Purchase Agreement, this Agreement shall control.

         XII.     ASSIGNMENT.
                  -----------

                  This Agreement shall bind and inure to the benefit of the parties hereto and their respective, heirs, personal representatives, successors and permitted assigns. The Seller and the

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Purchaser may assign rights under this Agreement to the same extent they are permitted to assign their rights and obligations under the Stock Purchase Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed to this Deposit Escrow Agreement by their respective authorized officers as of the day and year first above written.

INTEGRATED HEALTH SERVICES, INC.                   WILMINGTON TRUST COMPANY,
                                                   as Deposit Escrow Agent

By:      /s/ Guy Sansone                           By:    /s/ Michael Diaz
         ----------------------------------               ---------------------
Title:   Senior Vice President                     Title: Authorized Signatory
         ----------------------------------               ---------------------

Address:                                           Address:
-------                                            -------
The Highlands                                      Rodney Square North
910 Ridgebrook Road                                1100 North Market Street
Sparks, MD  21152                                  Wilmington, Delaware 19890
Fax No.:(410) 773-1325                             Fax No.:(302) 636-4140
Tel.No.: (410) 773-1000                            Tel.No.: (302) 636-6449
Attention:  General Counsel                        Attention: Scott Huff


THI HOLDINGS, LLC

By:      /s/ Anthony Misitano
         ----------------------------------
Title:   President, Chief Executive Officer
         ----------------------------------
         and Assistant Secretary
         ----------------------------------

Address:
-------
4660 Trindle Road
Suite 103
Camp Hill, PA  17011
Fax No.:(717) 730-8722
Tel. No.:(717) 730-8710
Attention: Anthony Misitano